Statement of Additional Information (SAI) Supplement – October 22, 2012*

For the SAI dated May 1, 2012 for the following funds:

Columbia Variable Portfolio – Global Inflation Protected Securities Fund

The following changes have been made in the Derivative Instruments subsection under the “Investment Strategies” section in the SAI:

The second paragraph has been superseded and replaced as follows:

Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as “futures contracts.” Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars (see Swaption Transaction under Swap Agreements, below), and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

The “Options and Indexes” paragraph has been superseded and replaced as follows:

Options on Indexes. Options on indexes are securities traded on national securities exchanges. An option on an index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level. Options may also be traded with respect to other types of indexes, such as options on indexes of commodities futures or inflation indices or rates.

The rest of this section remains the same.

The following changes have been made in the Swap Agreements subsection under the “Investment Strategies” section in the SAI:

The following paragraph has been added after Interest Rate Swaps:

Inflation Rate Swaps.

An inflation, or Consumer Price Index (CPI), swap is a fixed maturity, over-the-counter derivative in which one party receives the “realized” rate of inflation as measured by the CPI or another inflation index over the life of the swap. The other party, in turn, pays a fixed annualized rate of return over the life of the swap. This fixed rate is often referred to as the “breakeven inflation” rate and is generally representative of the difference between treasury yields and TIPS yields of similar maturities at the initiation of the swap. CPI swaps are often structured in “bullet” format, where all cash flows are exchanged at maturity. Inflation swaps may be less liquid than interest rate swaps.

The second paragraph under Swaption Transactions has been superseded and replaced with the following:

Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts. Similar transactions can be entered into with respect to inflation rates such as the Customer Price Index.

The rest of this section remains the same.

*Valid until next update

S-6466-188 A (10/12)